UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 15, 2003

Date of Report (Date of earliest event reported)

SABRE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12175	75-2662240
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

3150 Sabre Drive

Southlake, Texas 76092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (682) 605-1000

Not applicable.

(Former name or former address, if changed since last report.)

Item 9.                    Regulation FD Disclosure

Delta Air Lines DCA Agreement

On July 15, 2003, Sabre Holdings Corporation (the “Company”) issued the news release attached hereto as Exhibit 99.1 announcing that Sabre Travel International Limited, an indirect subsidiary of the Company, has reached a three-year agreement (the “Agreement”) with Delta Air Lines, Inc., effective July 1, 2003, under which that airline will make available to Sabre global distribution system (“Sabre GDS”) users its publicly available fares, promotions, and services in the United States, the U.S. Virgin Islands, the Caribbean and Europe (“covered territory”) through the Sabre GDS.  The airline has also agreed to participate in the Sabre GDS at its highest level, direct connect availability (“DCA”), for three years.

Under the Agreement, the airline will make available to Sabre GDS users (including Sabre-connected online and offline travel agencies) in the covered territory all published fares, including Web fares, that the airline offers through its own reservation centers, through any third-party’s Web site or through its own web site, excluding a de minimus amount of certain fares such as so-called “opaque fares” where the airline’s identity is not disclosed until after the sale.  The airline will provide access to all of these published fares to users of all channels of the Sabre GDS in the covered territory, including Internet (such as Travelocity.com) and off-line channels.

Further, subject to certain terms and conditions the airline has agreed to make available to Sabre-connected travel agents in the covered territory any products, services, commissions, or passenger perquisites or amenities that the airline makes generally available in connection with bookings made by travel agents on any other GDS.

In exchange, the airline will receive a discount of more than 10 percent off of applicable DCA rates on booking fees for DCA bookings made by Sabre GDS users in the covered territory.  In addition, the Company has agreed to hold the booking fee for the airline’s bookings in the covered territory at this level of participation steady for the three-year term of the agreement.

The Agreement, along with the other DCA agreements announced by the Company, including the United Air Lines, Inc. agreement announced in April of 2003 and the US Airways, Inc. agreement announced in October of 2002, assures all Sabre GDS users in the covered territory of access to high quality, full content concerning the flights and fares of carriers participating in the three-year program and of other forms of non-discriminatory treatment.  As a consequence, the Company believes that Delta’s participation in the program, as well as that of the other participants, will play a role in diminishing the present shift of bookings away from GDSs to airline controlled outlets.

The Agreement is expected to benefit the Company in the following ways:

•                     A long term commitment from the airline has been secured at the highest PCA level

•                     The traditional pricing model remains intact for all other participation levels

•                     The Agreement slows the rate of channel shift to supplier-direct channels

•                     The Agreement solves the major content issue for offline and online travel agencies

•       The Agreement dampens incentive growth.

The expected decline in the Company’s 2003 revenue from the discount is approximately $7,500,000.  This estimate does not include any provision for reduced channel shift or other mitigating factors, nor does it anticipate a reduction in cancellation fees or revenues from any other participation level of the Sabre GDS.

Additional financial implications of the Agreement for the Company include:

•                    Reduced pressure on travel agency incentive growth

•                    Impeded channel shift to supplier-direct channels

•                    The lack of change to the pricing model for non-participants in the DCA Three-Year Option.

Quarterly Dividend Announcement

On July 15, 2003, the Company issued the press release attached hereto as Exhibit 99.2 announcing that its Board of Directors declared on July 14, 2003 a quarterly cash dividend of $0.07 per share, payable on August 15, 2003, to stockholders of record as of the close of regular trading on the New York Stock Exchange on July 31, 2003.  The Company will pay with respect to this dividend an aggregate of approximately $10 million.  This is the second dividend declared by the Company since the Company announced its intention to consider declaring and paying dividends on a quarterly basis on April 17, 2003.  The Company also announced that its Board of Directors currently intends to consider declaring and paying comparable future dividends on a regular quarterly basis, subject to the financial ability of the Company to pay dividends, and to a determination by the Board of Directors that such dividends continue to be in the best interests of the Company and its stockholders.

Exhibit(s)

Exhibit	Description
99.1	News release announcing Delta Air Lines, Inc. DCA 3-Year Agreement, issued by Sabre Holdings Corporation on July 15, 2003.
99.2	News release announcing quarterly dividend, issued by Sabre Holdings Corporation on July 15, 2003.

All of the information furnished in this report and in the accompanying exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Cautionary Notice

Statements in this report which are not purely historical facts, including statements about airlines’ acceptance of the new participation level, the effect of the Agreement on channel shift to supplier-direct channels, the expected benefits to the Company of the Agreement, possible future dividends or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Readers are cautioned not to place undue reliance on forward-looking statements.  All forward-looking statements are based upon information available to The Company on the date this report was submitted.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to: the computer reservation system rules proposed by the Department of Transportation; the Company’s revenues being highly dependent on the travel and transportation industries; airlines limiting their participation in travel marketing and distribution services; or structural changes within the travel industry, such as the financial instability or bankruptcy of many of the air carriers.  The Company may not succeed in addressing these and other risks.  Further information regarding factors that could affect our financial and other results can be found in the risk factors section of our most recent filing on Form 10-Q with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION

	By:	/s/ James F. Brashear
	Name:	James F. Brashear
	Title:	Corporate Secretary
Date: July 15, 2003

EXHIBIT INDEX

Exhibit 99.1:	News release announcing Delta Air Lines, Inc. DCA 3-Year Agreement, issued by Sabre Holdings Corporation on July 15, 2003.

Exhibit 99.2:	News release announcing quarterly dividend, issued by Sabre Holdings Corporation on July 15, 2003.